             As filed with the Securities and Exchange Commission, via EDGAR, on
                                                                   July 16, 2001
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         OPINION RESEARCH CORPORATION
                      -----------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

               Delaware                                       22-3118960
----------------------------------------                      ----------
(State of Incorporation or Organization)                    (IRS Employer
                                                          Identification No.)

23 Orchard Road, Skillman, NJ                                   08558
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)

 If this form relates to the                     If this form relates to the
 registration of a class of                      registration of a class of
 securities pursuant to Section 12(b)            securities pursuant to Section
 of the Exchange Act and  and is                 12(g) of the Exchange Act and
 effective pursuant to General                   is effective pursuant to
 Instruction A.(c), please check the             General Instruction A.(d)
 following                                       please check the following
 box. / /                                        box.  /X/


Securities Act registration statement file number to which this form relates:

                                 Not Applicable

Securities to be registered pursuant to Section 12(b) of the Act:

                                 Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.01 par value per share
                    ---------------------------------------
                               (Title of Class)
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Item 1.   Description of Registrant's Securities to be Registered.
------    -------------------------------------------------------

          The description of the Registrant's Common Stock set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 33-68428) as originally filed with the Securities and Exchange Commission on September 3, 1993, or as subsequently amended (the "Registration Statement"), and in the Prospectus included in the Registration Statement, is hereby incorporated herein by reference.




Item 2.   Exhibits.
------    --------

          3.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement).

          3.2 The Registrant's Amended and Restated By-laws (incorporated by reference to Exhibit 3.2 to the Registration Statement).

          99.1 The description of the Registrant's Common Stock set forth under the caption "Description of Capital Stock" on page 36 of the Prospectus included in the Registration Statement (incorporated by reference to page 36 of the Prospectus included in the Registration Statement).

                                       2
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                                 SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                              OPINION RESEARCH CORPORATION



Dated: July 13, 2001          By:   /s/ John F. Short
                                    ---------------------------------------
                                    Name:  John F. Short
                                    Title: Chairman of the Board, President
                                           and Chief Executive Officer

                                       3
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                                 INDEX OF EXHIBITS



Number         Exhibit
------         -------

 3.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement).

 3.2 The Registrant's Amended and Restated By-laws (incorporated by reference to Exhibit 3.2 to the Registration Statement).

 99.1 The description of the Registrant's Common Stock set forth under the caption "Description of Capital Stock" on page 36 of the Prospectus included in the Registration Statement (incorporated by reference to page 36 of the Prospectus included in the Registration Statement).

                                       4